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                            AMENDMENT NO. 1 TO
                         LIFE PARTNERS GROUP, INC.
             1992 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN

     This Amendment No. 1 to the Life Partners Group, Inc. 1992 Incentive and Nonstatutory Stock Option Plan (the "Amendment"), dated as February 14, 1995 (the "Effective Date"), amends the Life Partners Group, Inc. 1992 Incentive and Nonstatutory Stock Option Plan, dated as of February 26, 1992 (the "Plan") and reconfirms certain provisions of the Plan. Unless otherwise defined herein, capitalized terms used herein shall have the meanings given them in the Plan.

                                 RECITALS

     WHEREAS, Life Partners Group, Inc., a Delaware corporation (the "Company"), created and adopted the Plan effective as of February 26, 1992;

     WHEREAS, the Company, through its Board of Directors (the "Board") and the Stock Option Committee of the Board, deems it desirable to amend the Plan pursuant to Section 8.2 thereof as set forth herein; and

     WHEREAS, the holders of a majority of the shares of Stock outstanding as of March 24, 1995, have consented to the Amendment effective as of February 14, 1995, as required by Section 8.2 of the Plan.

     NOW, THEREFORE, as of the Effective Date, the Plan is amended and reconfirmed as follows:

     1. AMENDMENT OF PARAGRAPH 2.1. Paragraph 2.1 of the Plan shall be amended to read in its entirety as follows:

          2.1 MAXIMUM NUMBER OF SHARES. Subject to the provisions of Paragraph 2.6 and Section 6 of the Plan, the aggregate number of shares of Stock that may be issued, transferred or exercised pursuant to Awards under the Plan shall be 1,800,000, and the aggregate number of shares of stock that may be issued, transferred or exercised pursuant to Awards under the Plan to or by any individual shall not exceed 400,000.

     2. RECONFIRMATION OF PARAGRAPHS 1.14 AND 4.1. Paragraphs 1.14 and 4.1 of the Plan relating to the individuals eligible to receive Awards under the Plan shall be reconfirmed.

     3. RECONFIRMATION OF PARAGRAPH 5.4. Paragraph 5.4 of the Plan relating to the exercise price of options granted under the Plan shall be reconfirmed.

     4. RECONFIRMATION OF CERTAIN PROVISIONS OF PARAGRAPH 4.5. Paragraph 4.5 as it relates to the exercise price of incentive stock options granted to employees meeting certain stock ownership levels of the Company or any subsidiary corporation of the Company shall be reconfirmed.


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     5. EFFECT ON THE PLAN.  All references in the Plan to "this Plan," the
"Plan," and all phrases of like import shall refer to the Plan as amended by this Amendment. The terms "hereof," "herein," "hereby," and all phrases of like import, as used in the Plan, shall refer to the Plan as amended by this Amendment. Except as amended hereby, the Plan shall remain in full force and effect.

     6. NO FURTHER AMENDMENT. Except as expressly provided herein, no other term or provision of the Plan is amended hereby.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                                       LIFE PARTNERS GROUP, INC.


                                       By:
                                          -----------------------------------
                                          John H. Massey
                                          Chairman of the Board


                                       By:
                                          -----------------------------------
                                          Thomas O. Hicks
                                          Chairman, Stock Option Committee